SUPPLEMENT, dated September 15, 2000
to PROSPECTUS, dated May 1, 2000
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                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    320 Park Avenue, New York, New York 10022

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Mutual of America Investment  Corporation modifies its Prospectus,  dated May 1,
2000, by replacing the third paragraph on page 10, which describes the portfolio managers for the portion of the All America Fund subadvised by Fred Alger Management, Inc., with the following:

      David D. Alger and Bonnie Smithwick are primarily responsible for the day-to-day management of the Alger Management portion of the Fund. Mr. Alger, President and Chief Executive Officer of Alger Management, has been employed by Alger Management since 1971 and has been President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Smithwick has been employed by Alger Management since June 2000 as a Vice President and portfolio manager. Prior thereto, she served as a Director of Global Custody Sales for Citibank, N.A. from 1993 to 1996 and was a Senior Vice President and Financial Analyst for Bramwell Capital Management from 1996 to June 2000.